EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: Tarragon Corporation	Case No. 09-10555 (DHS)
Reporting Period: 3/1/09 through 3/31/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

In preparing this monthly operating report, the Company has relied upon unaudited financial information and other analyses prepared by its accounting department.  The information and other data contained herein is deemed to be materially accurate, and is subject to certain timing and reclassification adjustments as more information becomes available.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephanie Buffington	Date: April 30, 2009
Signature of Authorized Individual

Stephanie Buffington	Director of Financial Reporting of Tarragon Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

1Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

 TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
March 31, 2009

Unaudited – For Internal Use Only
	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
ASSETS
REAL ESTATE INVENTORY	$643,939	$-	$-	$-	$-

LAND	-
BUILDING IMPROVEMENTS	-
LESS: ACCUMULATED DEPRECIATION	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	10,542,301
RESTRICTED CASH	254,634
GOODWILL	1,222,893	1,469,450
ACCOUNTS RECEIVABLE BASE RENT	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	1,978,603	5,170
DUE FROM AFFILIATE	532,829,910
PREPAID EXPENSES	1,668,966
DEPOSITS AND OTHER ASSETS	5,610,298	27,950
INVESTMENTS IN SUBSIDIARIES	(170,661,115)		(62,579,253)	(56,701,396)	(30,466,772)
DEFERRED TAX ASSET	-
DEFERRED FINANCING EXPENSES	3,743,893

TOTAL ASSETS	$387,834,322	$1,502,570	$(62,579,253)	$(56,701,396)	$(30,466,772)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$170,096,521	$-	$-	$-	$-
ACCRUED PROPERTY TAXES	-
ACCRUED INTEREST	5,920,031
ACCOUNTS PAYABLE TRADE	1,322,048
DUE TO AFFILIATE	450,432,165
ACCOUNTS PAYABLE AND OTHER LIABILITIES	21,185,829	111,017
TENANT SECURITY DEPOSITS	-

TOTAL LIABILITIES	648,956,594	111,017	-	-	-

MINORITY INTEREST	-

SHAREHOLDERS' DEFICIT	(261,122,272)	1,391,553	(62,579,253)	(56,701,396)	(30,466,772)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$387,834,322	$1,502,570	$(62,579,253)	$(56,701,396)	$(30,466,772)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
March 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND
BUILDING IMPROVEMENTS
LESS: ACCUMULATED DEPRECIATION

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS
RESTRICTED CASH
GOODWILL
CONTRACTS RECEIVABLE
ACCOUNTS RECEIVABLE BASE RENT
MISCELLANEOUS ACCOUNTS RECEIVABLE
DUE FROM AFFILIATE
PREPAID EXPENSES
DEPOSITS AND OTHER ASSETS
INVESTMENTS IN SUBSIDIARIES	(731,695)	14,769	(1,561)	(154,528)	(4,040,401)
DEFERRED TAX ASSET
DEFERRED FINANCING EXPENSES

TOTAL ASSETS	$(731,695)	$14,769	$(1,561)	$(154,528)	$(4,040,401)

LIABILITIES AND SHAREHOLDERS'DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$-	$-	$-
ACCRUED PROPERTY TAXES
ACCRUED INTEREST
ACCOUNTS PAYABLE TRADE
DUE TO AFFILIATE
ACCOUNTS PAYABLE AND OTHER LIABILITIES
TENANT SECURITY DEPOSITS

TOTAL LIABILITIES	-	-	-	-	-

MINORITY INTEREST

SHAREHOLDERS' DEFICIT	(731,695)	14,769	(1,561)	(154,528)	(4,040,401)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(731,695)	$14,769	$(1,561)	$(154,528)	$(4,040,401)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
March 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$18,541,064	$-	$3,209,352

LAND		-	-	10,009,124	-
BUILDING IMPROVEMENTS		-	-	21,438,745	-
LESS: ACCUMULATED DEPRECIATION		-	-	(2,100,524)	-

NET RENTAL REAL ESTATE	-	-	-	29,347,345	-

CASH AND CASH EQUIVALENTS		300	-	501,381	-
RESTRICTED CASH		-	-	47,668	-
GOODWILL		-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT		-	-	8,035	-
MISCELLANEOUS ACCOUNTS RECEIVABLE		-	-	-	-
DUE FROM AFFILIATE		1,552,867	-	-	-
PREPAID EXPENSES		174	139	28,296	139
DEPOSITS AND OTHER ASSETS		-	-	35,460	-
INVESTMENTS IN SUBSIDIARIES	50,532	-	-	-	-
DEFERRED TAX ASSET		-	-	-	-
DEFERRED FINANCING EXPENSES		-	-	-	39,273

TOTAL ASSETS	$50,532	$1,553,340	$18,541,203	$29,968,185	$3,248,764

LIABILITIES AND SHAREHOLDERS'DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$7,690,400	$41,458,495	$3,600,000
ACCRUED PROPERTY TAXES		1,869	146,059	391,298	-
ACCRUED INTEREST		-	365,417	935,983	173,800
ACCOUNTS PAYABLE TRADE		4,610	46,118	192,649	-
DUE TO AFFILIATE		-	37,851,646	3,770,377	9,436,785
ACCOUNTS PAYABLE AND OTHER LIABILITIES		70,000	2,944,852	1,150,385	209,733
TENANT SECURITY DEPOSITS		-	-	91,358	-

TOTAL LIABILITIES	-	76,480	49,044,492	47,990,545	13,420,317

MINORITY INTEREST		-	-	-	-

SHAREHOLDERS' DEFICIT	50,532	1,476,860	(30,503,289)	(18,022,360)	(10,171,553)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$50,532	$1,553,340	$18,541,203	$29,968,185	$3,248,764

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
March 31, 2009
(Continued)
Unaudited – For Internal Use Only

	The Park Development West, LLC	One Las Olas, Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
ASSETS
REAL ESTATE INVENTORY	$742,415	$7,591,474	$10,766,648	$7,770,202	$463,806

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	75	-	75	1,008
RESTRICTED CASH	507,411	20,366	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	608,356	-	-	8,504,284
PREPAID EXPENSES	217	100,903	185	181	-
DEPOSITS AND OTHER ASSETS	-	644,491	36	4,943	67,248
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	23,664	18,000	-	-

TOTAL ASSETS	$1,250,043	$8,989,329	$10,784,869	$7,775,400	$9,036,346

LIABILITIES AND SHAREHOLDERS'DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$2,860,262	$3,900,000	$8,970,000	$-
ACCRUED PROPERTY TAXES	-	229,610	18,186	288,195	187,533
ACCRUED INTEREST	-	108,190	186,985	584,212	-
ACCOUNTS PAYABLE TRADE	211,276	18,268	6,423	4,875	38,072
DUE TO AFFILIATE	41,598,021	-	6,319,430	12,684,493	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	390,455	719,762	353,844	-	293,511
TENANT SECURITY DEPOSITS	-	-	-	-	-

TOTAL LIABILITIES	42,199,752	3,936,093	10,784,868	22,531,775	519,116

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(40,949,709)	5,053,237	1	(14,756,374)	8,517,229

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$1,250,043	$8,989,329	$10,784,869	$7,775,400	$9,036,346

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
March 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Vista Lakes Tarragon, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$77,846,321	$-	$-	$-

LAND	1,294,027	-	2,535,600	3,464,400	-
BUILDING IMPROVEMENTS	6,053,998	-	27,582,268	1,812,369	-
LESS: ACCUMULATED DEPRECIATION	(2,040,590)	-	(422,230)	(861)	-

NET RENTAL REAL ESTATE	5,307,435	-	29,695,638	5,275,908	-

CASH AND CASH EQUIVALENTS	57,125	293,981	237,703	9,826	-
RESTRICTED CASH	-	224,993	163,585	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	46,614	11,666	3,990	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	-	-	-	27,177,671
PREPAID EXPENSES	93,885	1,998	30,339	621	-
DEPOSITS AND OTHER ASSETS	15,589	8,099	29,154	243	-
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	327,395	21,661	-	-

TOTAL ASSETS	$5,520,647	$78,714,452	$30,182,070	$5,286,598	$27,177,671

LIABILITIES AND SHAREHOLDERS'DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$5,454,717	$66,793,680	$22,899,761	$5,589,164	$-
ACCRUED PROPERTY TAXES	160,243	-	273,512	12,111	-
ACCRUED INTEREST	268,540	475,112	1,643,004	411,230	-
ACCOUNTS PAYABLE TRADE	108,987	556,252	121,232	128,622	-
DUE TO AFFILIATE	2,590,488	8,126,540	7,922,433	4,953,655	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	436,260	3,370,488	1,528,817	506,446	-
TENANT SECURITY DEPOSITS	31,035	124,075	89,641	2,853	-

TOTAL LIABILITIES	9,050,270	79,446,147	34,478,400	11,604,081	-

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(3,529,623)	(731,695)	(4,296,329)	(6,317,483)	27,177,671

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$5,520,647	$78,714,452	$30,182,070	$5,286,598	$27,177,671

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
March 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Non Filing Entities Combined	Eliminations	Topsides	Total
ASSETS
REAL ESTATE INVENTORY	$109,886,697	$7,764,377	$-	$245,226,294

LAND	71,198,168			88,501,320
BUILDING IMPROVEMENTS	439,708,452			496,595,831
LESS: ACCUMULATED DEPRECIATION	(117,302,114)			(121,866,319)

NET RENTAL REAL ESTATE	393,604,506	-	-	463,230,833

CASH AND CASH EQUIVALENTS	653,320	(285,139)	131,046	12,143,002
RESTRICTED CASH	13,061,883		671	14,281,211
GOODWILL	-			2,692,343
ACCOUNTS RECEIVABLE BASE RENT	389,636	(3,696)		456,244
MISCELLANEOUS ACCOUNTS RECEIVABLE	113,906	34,076	1	2,131,756
DUE FROM AFFILIATE	139,541,514	(710,214,602)		-
PREPAID EXPENSES	1,687,252	(36,288)		3,577,006
DEPOSITS AND OTHER ASSETS	937,533	(27,215)	(283,374)	7,070,454
INVESTMENTS IN SUBSIDIARIES	-	333,941,337		8,669,917
DEFERRED TAX ASSET	-		1,275,812	1,275,812
DEFERRED FINANCING EXPENSES	5,109,194			9,283,081

TOTAL ASSETS	$664,985,441	$(368,827,151)	$1,124,156	$770,037,952

LIABILITIES AND SHAREHOLDERS'DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$599,415,018	$-	$-	$938,728,018
ACCRUED PROPERTY TAXES	1,998,173	229,320		3,936,110
ACCRUED INTEREST	8,949,167			20,021,670
ACCOUNTS PAYABLE TRADE	1,896,365	16		4,655,813
DUE TO AFFILIATE	86,137,317	(671,823,350)		-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	13,349,556	(235,458)	1,124,204	47,509,700
TENANT SECURITY DEPOSITS	2,396,013	6,123		2,741,099

TOTAL LIABILITIES	714,141,609	(671,823,349)	1,124,204	1,017,592,409

MINORITY INTEREST	-	13,567,819		13,567,819

SHAREHOLDERS' DEFICIT	(49,156,167)	289,428,379	(48)	(261,122,276)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(664,985,441)	$(368,827,151)	$1,124,156	$770,037,952

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Three Months Ended March 31, 2009

Unaudited - For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
REVENUE:
SALES	$-	$-	$-	$-	$-
RENTAL AND OTHER	29,924	252,563

TOTAL REVENUE	29,924	252,563	-	-	-

EXPENSES:
COST OF SALES	-	-
PROPERTY OPERATIONS	-	-
DEPRECIATION	-	-
PROVISION FOR LOSSES	1,400,000	-
GENERAL AND ADMINISTRATIVE	5,384,739	326,216

TOTAL EXPENSES	6,784,739	326,216	-	-	-

OTHER INCOME AND (EXPENSES):
EQUITY IN LOSS OF SUBSIDIARIES	(5,652,315)	-
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES	-	-
INTEREST INCOME	94,339	-
INTEREST EXPENSE	(1,994,345)	-
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT	-	-
GAIN ON DEBT FORGIVENESS	-	-
GAIN (LOSS) ON SALE OF REAL ESTATE	-	-

TOTAL OTHER INCOME AND (EXPENSES)	(7,552,321)	-	-	-	-

DISCONTINUED OPERATIONS	-	-	-	-	-

NET INCOME (LOSS)	$(14,307,136)	$(73,653)	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Three Months Ended March 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
REVENUE:
SALES	$-	$-	$-	$-	$-
RENTAL AND OTHER

TOTAL REVENUE	-	-	-	-	-

EXPENSES:
COST OF SALES
PROPERTY OPERATIONS
DEPRECIATION
IMPAIRMENT CHARGES
GENERAL AND ADMINISTRATIVE

TOTAL EXPENSES	-	-	-	-	-

OTHER INCOME AND (EXPENSES):
EQUITY IN LOSS OF SUBSIDIARIES
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES
INTEREST INCOME
INTEREST EXPENSE
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT
GAIN ON DEBT FORGIVENESS
GAIN (LOSS) ON SALE OF REAL ESTATE

TOTAL OTHER INCOME AND (EXPENSES)	-	-	-	-	-

DISCONTINUED OPERATIONS	-	-	-	-	-

NET INCOME (LOSS)	$-	$-	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Three Months Ended March 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon, LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
REVENUE:
SALES	$-	$89,900	$-	$-	$-
RENTAL AND OTHER		-	-	851,809	-

TOTAL REVENUE	-	89,900	-	851,809	-

EXPENSES:
COST OF SALES		84,166	-	-	-
PROPERTY OPERATIONS		26,966	29,629	470,085	63,516
DEPRECIATION		-	-	142,112	-
PROVISION FOR LOSSES		-	-	-	-
GENERAL AND ADMINISTRATIVE		741	-	-	691,611

TOTAL EXPENSES	-	111,873	29,629	612,197	755,127

OTHER INCOME AND (EXPENSES):
EQUITY IN LOSS OF SUBSIDIARIES		-	-	-	-
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES		-	-	-	-
INTEREST INCOME		-	-	-	-
INTEREST EXPENSE		-	(166,712)	(474,652)	(130,783)
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT		-	-	-	-
GAIN ON DEBT FORGIVENESS		-	-	-	-
GAIN (LOSS) ON SALE OF REAL ESTATE		-	-	-	-

TOTAL OTHER INCOME AND (EXPENSES)	-	-	(166,712)	(474,652)	(130,783)

DISCONTINUED OPERATIONS	-	-	-	-	-

NET INCOME (LOSS)	$-	$(21,973)	$(196,341)	$(235,040)	$(885,910)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Three Months Ended March 31, 2009
(Continued)
Unaudited - For Internal Use Only

	The Park Development West, LLC	One Las Olas Ltd.	900 Monroe Development, LLC	Central Square Tarragon, LLC	Tarragon Edgewater Associates, LLC	Orlando Central Park Tarragon, L.L.C.
REVENUE:
SALES	$18,560,400	$-	$-	$-	$102,890	$-
RENTAL AND OTHER	-	-	-	5,709	-	79,532

TOTAL REVENUE	18,560,400	-	-	5,709	102,890	79,532

EXPENSES:
COST OF SALES	16,953,385	-	-	-	93,014	-
PROPERTY OPERATIONS	114,362	70,881	-	58,181	(134,586)	187,201
DEPRECIATION	-	-	-	-	-	43,787
PROVISION FOR LOSSES	-	-	-	-	-	-
GENERAL AND ADMINISTRATIVE	53,373	18,080	-	-	2,042	-

TOTAL EXPENSES	17,121,119	88,961	-	58,181	(39,530)	230,988

OTHER INCOME AND (EXPENSES):
EQUITY IN LOSS OF SUBSIDIARIES	-	-	-	-	-	-
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES	-	-	-	-	-	-
INTEREST INCOME	-	-	-	-	-	-
INTEREST EXPENSE	43,634	(99,613)	-	(559,570)	-	(147,076)
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT	-	-	-	-	-	-
GAIN ON DEBT FORGIVENESS	613,681	-	-	-	-	-
GAIN (LOSS) ON SALE OF REAL ESTATE	-	-	-	-	-	-

TOTAL OTHER INCOME AND (EXPENSES)	657,315	(99,613)	-	(559,570)	-	(147,076)

DISCONTINUED OPERATIONS	-	-	-	-	-	-

NET INCOME (LOSS)	$2,096,595	$(188,574)	$-	$(612,042)	$142,420	$(298,532)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Three Months Ended March 31, 2009
(Continued)
Unaudited - For Internal Use Only

	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Non-Filing Entities Combined
REVENUE:
SALES	$-	$-	$-	$608,990
RENTAL AND OTHER	-	715,253	42,799	18,790,354

TOTAL REVENUE	-	715,253	42,799	19,399,344

EXPENSES:
COST OF SALES	-	-	-	592,240
PROPERTY OPERATIONS	158,609	292,722	26,900	10,679,009
DEPRECIATION	-	184,286	607	3,345,648
PROVISION FOR LOSSES	-	-	-	-
GENERAL AND ADMINISTRATIVE	-	-	73,709	650,282

TOTAL EXPENSES	158,609	477,008	101,216	15,267,179

OTHER INCOME AND (EXPENSES):
EQUITY IN LOSS OF SUBSIDIARIES	-	-	-	-
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES	-	-	-	169,256
INTEREST INCOME	-	-	-	1,576
INTEREST EXPENSE	(566,846)	(467,087)	(114,994)	(9,893,551)
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT	-	-	-	(123,888)
GAIN ON DEBT FORGIVENESS	-	-	-	-
GAIN (LOSS) ON SALE OF REAL ESTATE	-	-	-	1,462,886

TOTAL OTHER INCOME AND (EXPENSES)	(566,846)	(467,087)	(114,994)	(8,383,723)

DISCONTINUED OPERATIONS	-	-	-	-

NET INCOME (LOSS)	$(725,455)	$(228,842)	$(173,411)	$(4,251,559)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Three Months Ended March 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Eliminations	Disc Ops Reclass	Total
REVENUE:
SALES	$-	$-	$19,362,180
RENTAL AND OTHER	(234,825)	(21,664)	20,511,454

TOTAL REVENUE	(234,825)	(21,664)	39,873,634

EXPENSES:
COST OF SALES	-	-	17,722,806
PROPERTY OPERATIONS	-	(112,556)	11,930,918
DEPRECIATION	-	-	3,716,439
PROVISION FOR LOSSES	-	-	1,400,000
GENERAL AND ADMINISTRATIVE	282,896	-	7,483,688

TOTAL EXPENSES	282,896	(112,556)	42,253,852

OTHER INCOME AND (EXPENSES):
EQUITY IN LOSS OF SUBSIDIARIES	5,652,315	-	-
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES	-	-	169,256
INTEREST INCOME	-	(1,458)	94,457
INTEREST EXPENSE		12,353	(14,559,242)
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT	-	123,888	-
GAIN ON DEBT FORGIVENESS	-	-	613,681
GAIN (LOSS) ON SALE OF REAL ESTATE	-	(1,462,886)	-

TOTAL OTHER INCOME AND (EXPENSES)	5,652,315	(1,328,103)	(13,681,849)

DISCONTINUED OPERATIONS	-	1,237,211	1,237,211

NET INCOME (LOSS)	$5,134,594	$-	$(14,824,857)

TARRAGON CORPORATION
CASH FLOW FOR MARCH 2009

	Cash Balance			Payroll	Intercompany	Cash Balance
	2/28/09	Receipts	Disbursements	Disbursements	Transfers	3/31/09
Tarragon Corporation	10,280,556	2,622,974	(2,444,695)	(1,386,360)	1,469,829	10,542,304

Filing entities:
Rentals:
Aldridge Apartments	256,627	253,883	(258,807)	-	(14,000)	237,703
Stonecrest Apartments	12,928	16,438	(33,540)	-	14,000	9,826
Orlando Central Park	12,160	30,511	(7,103)	-	21,558	57,126
Bermuda Island	358,830	328,478	(185,926)	-	-	501,382
800 Madison	159,767	141,994	(7,780)	-	-	293,981

Condo developments:
One Hudson Park	1,006	2	-	-	-	1,008
Las Olas River House	75	-	-	-	-	75
Twelve Oaks at Fenwick Plantation	300	-	-	-	-	300
Trio West	-	-	-	-	-	-

Land:
Central Square	75	-	-	-	-	75
Central Park at Lee Vista	-	-	-	-	-	-
Trio East	-	-	-	-	-	-
River Oaks	-	-	-	-	-	-
900 Monroe	-	-	-	-	-	-

Non-filing entities	63,360	1,223,256	572,949	-	(1,491,387)	368,178
Total Company	11,145,684	4,617,536	(2,364,902)	(1,386,360)	-	12,011,958

Topside entry - reclass negative cash accounts to liabilities						131,043
Cash Balance per Consolidating Balance Sheet						12,143,001

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended March 31, 2009

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	2/28/2009			3/31/2009	2/28/2009			3/31/2009	2/28/09	3/31/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Filing Entities
Las Olas River House	$16,814,907	$7,961	$28,385	$16,794,483	$(16,828,821)	$36,346	$30,714	$(16,823,189)	$(13,914)	$(28,706)
One Hudson Park	(8,533,035)	28,734	-	(8,504,301)	8,528,903	5,813	30,432	8,504,284	(4,132)	(17)
Orlando Central Park	2,540,631	5,659	941	2,545,349	(2,574,152)	941	17,277	(2,590,488)	(33,521)	(45,139)
Block 88-TRI	14,502,466	1,247	5,680	14,498,032	(14,503,712)	6,927	1,247	(14,498,032)	(1,247)	-
Twelve Oaks at Fenwick Plantation	(2,661,528)	-	-	(2,661,528)	2,573,448	-	-	2,573,448	(88,080)	(88,080)
Trio East	9,434,087	-	-	9,434,087	(9,436,785)	-	-	(9,436,785)	(2,698)	(2,698)
Trio West	41,529,773	100,770	-	41,630,543	(41,517,336)	100,770	181,455	(41,598,021)	12,437	32,522
Aldridge Apartments	7,956,411	22,650	7,303	7,971,758	(7,927,723)	7,303	2,013	(7,922,433)	28,688	49,325
Stonecrest Apartments	4,954,114	-	489	4,953,625	(4,954,144)	489	-	(4,953,655)	(30)	(30)
Central Square	12,673,877	7,098	-	12,680,975	(12,673,997)	7,098	17,593	(12,684,492)	(120)	(3,517)
Orion Towers	44,314,111	-	-	44,314,111	(44,314,111)	117	117	(44,314,111)	-	-
Bermuda Island	3,786,573	1,528	11,319	3,776,781	(3,780,168)	11,319	1,528	(3,770,377)	6,404	6,404
Central Park at Lee Vista	866,646	-	-	866,646	(892,891)	-	-	(892,981)	(26,245)	(26,245)
900 Monroe	7,997,891	53	-	7,997,944	(7,997,903)	65	106	(7,997,944)	(12)	-

Non Filing Entities
Sold Property Expenses	(820,161)	5,588	5,952	(820,525)	820,161	5,952	5,588	820,525	-	-
301 Route 17 (aka Meadows)	3,307	-	-	3,307	-	-	-	--	3,307	3,307
Ansonia	43,228,284	4,951,464	3,441,602	44,738,146	(43,241,902)	3,375,701	4,885,563	(44,751,764)	(13,618)	(13,618)
Ansonia - Consolidations	(11,143,776)	-	-	(11,143,776)	11,143,776	-	-	11,143,776	-	-
Sold Property Expenses For Sale Props	1,094,967	27,555	255	1,122,267	(1,094,967)	255	27,555	(1,122,267)	-	-
Sold Property Expenses Cont Ops	41,304	-	-	41,304	(41,304)	-	-	(41,304)	-	-
290 Veterans	(660,282)	-	-	(660,282)	660,282	-	-	660,282	-	-
390 Capitol Ave.	5,098,868	1,085	184	5,099,769	(5,099,953)	1,269	1,085	(5,099,769)	(1,085)	-
Forest Park Apartments	(716,190)	-	-	(716,190)	716,190	-	-	716,190	-	-
100 East Las Olas	3,722,917	-	-	3,722,917	(3,722,917)	-	-	(3,722,917)	-	-
Uptown Village - Commercial	633,517	-	-	633,517	(633,517)	-	-	(633,517)	-	-
Uptown Village - For Sale	8,985,917	98	24,063	8,961,952	(8,985,917)	24,161	298	(8,962,054)	-	(102)
Mirabella	18,373,858	52,349	233,725	18,192,482	(18,367,954)	392,045	201,738	(18,177,647)	5,904	14,835
Belle Park	2,685,546	-	-	2,685,546	(2,655,123)	-	-	(2,655,123)	30,423	30,423
Alta Mar	(5,527,025)	55,904	-	(5,471,121)	5,475,709	55,904	62,210	5,469,403	(51,316)	(1,718)
Cobblestone at Eagle Harbor	1,430,505	136,441	145,880	1,421,066	(1,427,843)	9,277,100	9,205,614	(1,356,357)	2,662	64,709

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended March 31, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	2/28/2009			3/31/2009	2/28/2009			3/31/2009	2/28/09	3/31/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Vintage at the Grove	13,236,096	244,560	364,938	13,115,718	(13,292,255)	351,910	253,470	(13,193,815)	(56,159)	(78,097)
Kennesaw Farms	1,407,308	-	-	1,407,308	(1,407,308)	-	-	(1,407,308)	-	-
Tradition at Palm Aire	23,139,056	766	4,731	23,135,091	(23,139,023)	22,151,024	22,147,059	(23,135,058)	33	33
Venetian Bay Village	(1,996,375)	-	-	(1,996,375)	1,996,375	-	-	1,996,375	-	-
Alexandria Place	(312,375)	-	-	(312,375)	312,375	-	-	312,375	-	-
Alexandria Pointe	(10,269)	-	-	(10,269)	10,269	-	-	10,269	-	-
Southridge Pointe	(27,778)	-	-	(27,778)	27,778	-	-	27,778	-	-
Wekiva Crest	188,802	-	-	188,802	(188,802)	-	-	(188,802)	-	-
Woods of Southridge	4,932	-	-	4,932	(4,932)	-	-	(4,932)	-	-
Forest Ridge	(377,565)	-	-	(377,565)	377,565	-	-	377,565	-	-
Venetian Bay II	(584,137)	-	-	(584,137)	584,137	-	-	584,137	-	-
Merritt Stratford	2,210,617	-	-	2,210,617	(2,210,617)	-	-	(2,210,617)	-	-
Vista Grande	25,515,205	-	-	25,515,205	(25,515,205)	-	-	(25,515,205)	-	-
Vintage at the Parke	(124,244)	-	-	(124,244)	194,431	-	-	194,431	70,187	70,187
The Exchange	29,600,353	20,682	45,780	29,575,255	(29,599,073)	62,481	6,794	(29,543,386)	1,280	31,869
Villas at 7 Dwarfs	(5,716,532)	5,751	102,645	(5,813,426)	5,712,996	125,394	33,044	5,805,346	(3,536)	(8,080)
Deerwood	(2,142,570)	-	-	(2,142,570)	2,141,117	-	-	2,141,117	(1,453)	(1,453)
Lincoln Pointe	(67,142)	-	-	(67,142)	67,142	-	-	67,142	-	-
Villa Tuscany	(500,973)	-	-	(500,973)	500,973	-	-	500,973	-	-
Montreux at Deerwood Lake	(3,202,137)	-	-	(3,202,137)	3,205,481	-	-	3,205,481	3,344	3,344
The Yacht Club	(27,861,489)	-	-	(27,861,489)	27,861,539	-	-	27,861,539	50	50
Georgetown at Celebration	(18,185,449)	-	-	(18,185,449)	18,184,183	-	-	18,184,183	(1,266)	(1,266)
Vintage at Abacoa	(23,669,081)	-	-	(23,669,081)	23,438,359	-	-	23,438,359	(230,722)	(230,722)
1100 Adams	(7,555,643)	-	-	(7,555,643)	7,555,643	-	-	7,555,643	-	-
1118 Adams	4,603,830	48,307	8,988	4,643,149	(4,558,692)	8,988	48,307	(4,598,011)	45,138	45,138
1118 Adams Parking, Inc.	116,312	7,583	33,286	90,609	(117,100)	32,696	7,583	(91,987)	(788)	(1,378)
1118 Adams Parking - Eliminations	(200,347)	-	7,583	(207,930)	200,347	7,583	-	207,930	-	-
20 North Water Street	9,706,819	-	2,800	9,704,019	(9,706,819)	2,800	-	(9,704,019)	-	-
Southampton Pointe	(2,191,826)	-	-	(2,191,826)	2,165,594	-	-	2,165,594	(26,232)	(26,232)
Monterra at Bonita Springs	4,739,636	-	-	4,739,636	(4,739,706)	-	-	(4,739,706)	(70)	(70)
Brooks, The	62	-	-	62	-	-	-	-	62	62
200 Fountain Apartment Homes	603,260	-	-	603,260	(603,260)	-	-	(603,260)	-	-
Aventerra	96,138	159,819	183,303	72,654	(96,138)	205,689	192,230	(82,679)	-	(10,025)
Bayfront	(883,748)	-	-	(883,748)	883,519	-	-	883,519	(229)	(229)
River City Landing	2,167,195	-	-	2,167,195	(2,167,195)	-	-	(2,167,195)	-	-
Newport	(2,470)	-	-	(2,470)	-	-	-	-	(2,470)	(2,470)
Morningside	229,999	-	-	229,999	(231,935)	-	-	(231,935)	(1,936)	(1,936)
Fountainhead	(10,134,609)	-	-	(10,134,609)	10,130,007	-	-	10,130,007	(4,602)	(4,602)
Carlyle Towers	1,459,326	-	-	1,459,326	(1,462,870)	-	-	(1,462,870)	(3,544)	(3,544)
Courtyard at the Park	793,301	-	-	793,301	(796,694)	-	-	(796,694)	(3,393)	(3,393)
Cliffside Park	134,201	-	-	134,201	(134,201)	-	-	(134,201)	-	-
Desert Winds/Silver Creek	(12,023,689)	25	-	(12,023,664)	12,017,074	-	25	12,017,049	(6,615)	(6,615)
Vintage at Legacy-Phase I	2,694,294	-	-	2,694,294	(2,694,294)	-	-	(2,694,294)	-	-
Acadian Place	(62)	-	-	(62)	-	-	-	-	(62)	(62)
Heather Hill	3,251,306	-	2,133	3,249,173	(3,251,306)	2,133	-	(3,249,173)	-	-
278 Main Street	(23,198)	-	-	(23,198)	23,198	-	-	23,198	-	-

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended March 31, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	2/28/2009			3/31/2009	2/28/2009			3/31/2009	2/28/09	3/31/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Lofts at the Mills	403,328	-	-	403,328	(403,328)	-	-	(403,328)	-	-
Madison at Park West	14,688	-	-	14,688	-	-	-	-	14,688	14,688
Mariner's Point	5,762,988	-	-	5,762,988	(5,757,893)	-	-	(5,757,893)	5,095	5,095
Rutherford - 290 Veterans	(106,494)	-	-	(106,494)	106,494	-	-	106,494	-	-
Block 99/102	(24,568,029)	-	-	(24,568,029)	24,567,529	-	-	24,567,529	(500)	(500)
Gables Floresta	(1,319,706)	-	-	(1,319,706)	1,301,624	-	-	1,301,624	(18,082)	(18,082)
Northgate	12,934,714	-	-	12,934,714	(12,934,714)	-	-	(12,934,714)	-	-
Promenade at Reflection Lakes	(119)	-	-	(119)	-	-	-	-	(119)	(119)
Ballantrae	1,984,988	-	-	1,984,988	(1,982,579)	-	-	(1,982,579)	2,409	2,409
Merritt 8 Corporate Park	(1,961,521)	-	-	(1,961,521)	1,974,842	-	-	1,974,842	13,321	13,321
Mohegan Hill	53,614,166	323	11,104	53,603,385	(53,614,166)	11,427	647	(53,603,386)	-	(1)
Mustang Creek	(368,161)	106,546	114,900	(376,515)	336,849	163,832	161,192	339,489	(31,312)	(37,026)
The Hamptons	(4,182,030)	1,500	12	(4,180,542)	4,182,030	1,512	3,000	4,180,542	-	-
Woodcreek - FL	(12,026,323)	238,625	194,879	(11,982,577)	11,995,479	221,023	230,816	11,985,686	(30,844)	3,109
Vintage at Plantation Bay	(1,042,489)	-	-	(1,042,489)	1,042,489	-	-	1,042,489	-	-
Oxford Place	(10,033,479)	435	375	(10,033,419)	10,070,442	810	870	10,070,382	36,963	36,963
Tuscany on the Intracoastal	(4,576,357)	-	-	(4,576,357)	4,567,431	-	-	4,567,431	(8,926)	(8,926)
WaterStreet at Celebration	(8,707,084)	-	-	(8,707,084)	8,698,713	-	-	8,698,713	(8,371)	(8,371)
Cason Estates	14,189,077	-	-	14,189,077	(14,190,343)	-	-	(14,190,343)	(1,266)	(1,266)
The Metropolitan	668,601	-	-	668,601	(668,362)	-	-	(668,362)	239	239
11 Mt Pleasant	14,648,143	-	11,000	14,637,143	(14,648,143)	11,000	-	(14,637,143)	-	-
33 Mt Pleasant	3,737,334	-	-	3,737,334	(3,737,334)	-	-	(3,737,334)	-	-
French Villa	(2,847,663)	3,296	2,678	(2,847,045)	2,851,618	2,106	1,706	2,852,018	3,955	4,973
Southern Elms	(1,225,657)	54,018	44,963	(1,216,602)	1,224,152	52,387	60,943	1,215,596	(1,505)	(1,006)
Palm Court	(1,996,630)	-	-	(1,996,630)	1,992,112	-	-	1,992,112	(4,518)	(4,518)
Park Dale Gardens	(1,699,459)	-	-	(1,699,459)	1,674,574	-	-	1,674,574	(24,885)	(24,885)
Creekwood Village	(6,896,322)	35	-	(6,896,287)	6,897,468	-	-	6,897,468	1,146	1,181
Cross Creek	348,048	-	-	348,048	(349,448)	-	-	(349,448)	(1,400)	(1,400)
Kirklevington	849,667	-	-	849,667	(849,875)	-	-	(849,875)	(208)	(208)
Summit on the Lake	(2,475,499)	113,571	119,452	(2,481,380)	2,479,593	114,755	113,173	2,481,175	4,094	(205)
Regent, The	(1,857,885)	-	-	(1,857,885)	1,856,036	-	-	1,856,036	(1,849)	(1,849)
Forest Oaks - KY	422,123	-	-	422,123	(422,735)	-	-	(422,735)	(612)	(612)
Martin's Landing	(909,423)	-	-	(909,423)	908,534	-	-	908,534	(889)	(889)
Warwick Grove	3,024,811	97,000	5,486,867	(2,365,056)	(3,024,811)	5,979,075	589,208	2,365,056	-	-
Bishops Court	(12,111,972)	-	-	(12,111,972)	12,127,641	-	-	12,127,641	15,669	15,669
Harbor Green	(8,152,556)	29,146	1,237	(8,124,647)	8,134,322	8,322	49,940	8,092,704	(18,234)	(31,943)
Vintage at Madison Crossing	512,712	-	-	512,712	(512,712)	-	-	(512,712)	-	-
Knightsbridge at Stoneybrook	964,957	-	-	964,957	(961,255)	-	-	(961,255)	3,702	3,702
The Bordeaux	109,479	-	-	109,479	(159,224)	-	-	(159,224)	(49,745)	(49,745)
5600 Collins	(214,775)	-	-	(214,775)	222,285	-	-	222,285	7,510	7,510
Block 102 (Comm Ctr)	3,098,928	32,429	32,191	3,099,166	(3,098,928)	32,191	32,429	(3,099,166)	-	-
Block 106	9,096,386	106	-	9,096,492	(9,096,386)	106	2,302	(9,098,582)	-	(2,090)
Block 114	1,600,056	-	-	1,600,056	(1,607,607)	-	4,511	(1,612,118)	(7,551)	(12,062)
Block 104	(579,740)	18,962	-	(560,778)	579,740	5,553	29,968	555,325	-	(5,453)
Block 144	4,314,334	633	-	4,314,967	(4,314,334)	633	1,275	(4,314,976)	-	(9)
Block 112(MWH)	11,791,548	727	-	11,792,275	(11,791,548)	727	1,518	(11,792,339)	-	(64)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended March 31, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	2/28/2009			3/31/2009	2/28/2009			3/31/2009	2/28/09	2/28/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Block 103	918,114	78	78	918,114	(918,114)	78	78	(918,114)	-	-
Hoboken Cinema	1,490,337	-	-	1,490,337	(1,490,337)	-	-	(1,490,337)	-	-
Autumn Ridge	(4,093,305)	57,111	87,184	(4,123,378)	4,087,002	88,766	58,172	4,117,596	(6,303)	(5,782)
Dogwood Hills	(1,882,500)	40,413	60,072	(1,902,159)	1,871,430	61,502	41,969	1,890,963	(11,070)	(11,196)
Groton Towers	(4,374,560)	88,521	121,104	(4,407,143)	4,372,081	122,906	89,574	4,405,413	(2,479)	(1,730)
Gull Harbor	(1,581,247)	54,234	56,785	(1,583,798)	1,562,620	50,547	44,976	1,568,191	(18,627)	(15,607)
Hamden Center	(2,510,189)	49,850	70,935	(2,531,274)	2,511,532	72,830	51,751	2,532,611	1,343	1,337
Lakeview	(2,580,498)	53,147	75,741	(2,603,092)	2,564,468	79,237	54,269	2,589,436	(16,030)	(13,656)
Nutmeg Woods	(11,010,522)	261,161	348,798	(11,098,159)	11,022,420	364,869	276,226	11,111,063	11,898	12,904
Ocean Beach	(12,248,424)	252,552	370,270	(12,366,142)	12,257,174	382,656	262,563	12,377,267	8,750	11,125
Parkview	(5,470,508)	115,207	165,498	(5,520,799)	5,504,493	172,879	121,529	5,555,843	33,985	35,044
Sagamore	(3,495,267)	115,458	185,781	(3,565,590)	3,494,350	189,905	117,985	3,566,270	(917)	680
Woodcliff	(18,825,389)	386,070	608,328	(19,047,647)	18,837,442	566,851	363,075	19,041,218	12,053	(6,429)
200 Fountain	2,624,922	118,588	188,738	2,554,772	(2,613,037)	191,070	117,774	(2,539,741)	11,885	15,031
278 Main	624,024	53,013	119,326	557,711	(605,226)	107,553	56,177	(553,850)	18,798	3,861
Club at Danforth	(10,625,503)	241,085	265,198	(10,649,616)	10,708,581	272,564	246,509	10,734,636	83,078	85,020
Forest Park	(3,754,512)	111,093	162,782	(3,806,201)	3,744,022	167,839	116,078	3,795,783	(10,490)	(10,418)
Heather Hill	(24,792,068)	370,786	466,862	(24,888,144)	24,870,391	462,780	369,593	24,963,578	78,323	75,434
Liberty Building	(5,747,231)	118,788	172,976	(5,801,419)	5,614,688	178,564	125,032	5,668,220	(132,543)	(133,199)
Links at Georgetown	(8,350,206)	264,555	354,019	(8,439,670)	8,522,373	362,824	269,706	8,615,491	172,167	175,821
Lofts at the Mills	4,522,431	294,614	414,986	4,402,059	(4,514,163)	425,882	302,351	(4,390,632)	8,268	11,427
River City	(6,299,275)	230,870	224,789	(6,293,194)	6,306,112	233,155	222,293	6,316,974	6,837	23,780
Villa Tuscany	(16,082,660)	-	-	(16,082,660)	15,972,034	-	-	15,972,034	(110,625)	(110,626)
Vintage at Legacy	(3,122,795)	182,421	345,047	(3,285,421)	3,137,991	527,205	364,579	3,300,617	15,196	15,196
Vintage at Madison	(3,144,125)	123,430	161,921	(3,182,616)	3,149,100	158,841	119,360	3,188,581	4,975	5,965
Vintage at the Parke	(3,752,443)	169,359	223,122	(3,806,206)	3,539,808	230,780	176,101	3,594,487	(212,635)	(211,719)
Vintage at Plantation	(8,347,784)	208,904	218,263	(8,357,143)	8,419,417	214,485	203,080	8,430,822	71,633	73,679
Lakeview Mall	2,040,314	-	-	2,040,314	(2,039,025)	-	-	(2,039,025)	1,289	1,289
University Center	(349,376)	-	-	(349,376)	348,593	-	-	348,593	(783)	(783)
Mariner Plaza	(4,263,953)	-	-	(4,263,953)	4,260,662	-	-	4,260,662	(3,291)	(3,291)
Midway Mills Crossing	(4,329,953)	-	-	(4,329,953)	4,361,852	-	-	4,361,852	31,899	31,899
Paradigm Loan 390 Cap Mariners Merritt S	(4,303,241)	-	-	(4,303,241)	4,303,241	-	-	4,303,241	-	-
Shortfall Note Floresta Ald Stonecrest	(13,831,500)	-	-	(13,831,500)	13,831,500	-	-	13,831,500	-	-
	87,995,629	10,552,337	16,150,226	82,397,740	(88,420,247)	48,552,300	42,814,943	(82,682,890)	(424,618)	(285,150)

TARRAGON CORPORATION
Cash Reconciliation
Signature Master
Account XXXXXX0540
March 31, 2009
GL Acct # 13383

Bank Balance 03/31/09	2,623,320.17
Add: Reconciling Items	-
Less: O/S Checks/Wires/Achs	-
Less: Check charges	-
Add: Void checks	-
Book Balance 03/31/09	2,623,320.17

TARRAGON CORPORATION
For the Month Ended March 31, 2009

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

x-xxxx-xxx83-99				TRI Inv Div Fund Level TRI Fund Level
				Opening Balance 03/01/09				2,648,992.30
	JRNL00074631	03/24/09	EC	*REC SIGNATURE MASTER DEP 3/24	03/25/09	5,412.34
	JRNL00074629	03/23/09	EC	*REC SIGNATURE MASTER TRF 03/23	03/25/09		33,234.52
	JRNL00074629	03/23/09	EC	*REC SIGNATURE MASTER DEP 3/23	03/25/09	9,983.90
	JRNL00074649	03/25/09	EC	*REC SIGNATURE MASTER TRF 03/25	03/25/09		197,037.04
	JRNL00074649	03/25/09	EC	*REC SIGNATURE MASTER DEP 3/25	03/25/09	11,598.92
	JRNL00074631	03/24/09	EC	*REC SIGNATURE MASTER TRF 03/24	03/25/09		18,854.41
	JRNL00074598	03/19/09	EC	*REC SIGNATURE MASTER DEP 03/19	03/25/09	4,894.95
	JRNL00074597	03/20/09	EC	*REC SIGNATURE MASTER TRF 03/20	03/25/09		11,603.25
	JRNL00074597	03/20/09	EC	*REC SIGNATURE MASTER DEP 03/20	03/25/09	1,661,436.39
	JRNL00074599	03/18/09	EC	*REC SIGNATURE MASTER TRF 03/18	03/25/09		622,072.02
	JRNL00074599	03/18/09	EC	*REC SIGNATURE MASTER DEP 3/18	03/25/09	33,859.19
	JRNL00074598	03/19/09	EC	*REC SIGNATURE MASTER TRF 03/19	03/25/09		4,199.21
	JRNL00074681	03/31/09	EC	*REC SIGNATURE MASTER TRF 03/31	03/25/09		61,052.50
	JRNL00074681	03/31/09	EC	*REC SIGNATURE MASTER DEP 3/31	03/25/09	93,274.52
	JRNL00074666	03/30/09	EC	*REC SIGNATURE MASTER TRF 03/30	03/25/09		20,335.00
	JRNL00074914		EC	*REC PAC WEST DISBURSEMENTS FUNDED - Sign	03/25/09		375,266.38
	JRNL00074770	Mar 09	EC	*REC SIGNATURE T/F MASTER HB DISB	03/25/09		304,467.86
	JRNL00074751		EC	*TMI AP DISB - TTL TMI - Signature	03/25/09		402,871.43
	JRNL00074660	03/27/09	EC	*REC SIGNATURE MASTER DEP 3/27	03/25/09	113,208.57
	JRNL00074658	03/26/09	EC	*REC SIGNATURE MASTER TRF 03/26	03/25/09		69,541.36
	JRNL00074658	03/26/09	EC	*REC SIGNATURE MASTER DEP 3/26	03/25/09	22,366.41
	JRNL00074666	03/30/09	EC	*REC SIGNATURE MASTER DEP 3/30	03/25/09	42,527.01
	JRNL00074662	03/26/09	EC	*XFER TO SIG MASTER TO REIMB PR, MGMT FEE	03/25/09	487,000.00
	JRNL00074660	03/27/09	EC	*REC SIGNATURE MASTER TRF 03/27	03/25/09		614,929.97
	JRNL00074585	03/06/09	EC	*REC SIGNATURE MASTER DEP 03/06	03/25/09	149,344.02
	JRNL00074572	03/05/09	EC	*REC SIGNATURE MASTER TRF 03/05	03/25/09		4,294.07
	JRNL00074572	03/05/09	EC	*REC SIGNATURE MASTER DEP 3/05	03/25/09	47,119.06
	JRNL00074586	03/09/09	EC	*REC SIGNATURE MASTER TRF 03/09	03/25/09		212,179.74
	JRNL00074586	03/09/09	EC	*REC SIGNATURE MASTER DEP 3/09	03/25/09	73,509.35
	JRNL00074585	03/06/09	EC	*REC SIGNATURE MASTER TRF 03/06	03/25/09		103,086.04
	JRNL00074568	03/04/09	EC	*REC SIGNATURE MASTER DEP 03/04	03/25/09	260,859.46
	JRNL00074558	03/02/09	EC	*REC SIGNATURE MASTER TRF 03/02	03/25/09		266,823.36
	JRNL00074558	03/02/09	EC	*REC SIGNATURE MASTER DEP 03/02	03/25/09	260,911.04
	JRNL00074569	03/03/09	EC	*REC SIGNATURE MASTER TRF 03/03	03/25/09		22,534.60
	JRNL00074569	03/03/09	EC	*REC SIGNATURE MASTER DEP 3/03	03/25/09	301,549.57
	JRNL00074568	03/04/09	EC	*REC SIGNATURE MASTER TRF 03/04	03/25/09		601,288.28
	JRNL00074595	03/17/09	EC	*REC SIGNATURE MASTER DEP 3/17	03/25/09	124,286.02
	JRNL00074590	03/16/09	EC	*REC SIGNATURE MASTER TRF 03/16	03/25/09		13,760.62
	JRNL00074590	03/16/09	EC	*REC SIGNATURE MASTER DEP 3/16	03/25/09	13,126.00
	JRNL00074596	03/13/09	EC	*REC SIGNATURE MASTER TRF 03/13	03/25/09		20,432.58
	JRNL00074596	03/13/09	EC	*REC SIGNATURE MASTER DEP 3/13	03/25/09	123,819.12
	JRNL00074595	03/17/09	EC	*REC SIGNATURE MASTER TRF 03/17	03/25/09		34,477.51
	JRNL00074588	03/11/09	EC	*REC SIGNATURE MASTER DEP 3/11	03/25/09	41,887.35
	JRNL00074587	03/10/09	EC	*REC SIGNATURE MASTER TRF 03/10	03/25/09		29,561.83
	JRNL00074587	03/10/09	EC	*REC SIGNATURE MASTER DEP 03/10	03/25/09	157,744.55
	JRNL00074589	03/12/09	EC	*REC SIGNATURE MASTER TRF 03/12	03/25/09		8,375.07
	JRNL00074589	03/12/09	EC	*REC SIGNATURE MASTER DEP 03/12	03/25/09	40,421.74
	JRNL00074588	03/11/09	EC	*REC SIGNATURE MASTER TRF 03/11	03/25/09		53,532.96

x-xxxx-xxx83-99				Total TRI Inv Div Fund Level TRI Fund Level		4,080,139.48	4,105,811.61	2,623,320.17

x-xxxx-xxx83-99				Total		4,080,139.48	4,105,811.61	2,623,320.17